UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) September 1, 2009
CARBO Ceramics Inc.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

001-15903	72-1100013

(Commission File Number)	(IRS Employer Identification No.)

575 North Dairy Ashford, Suite 300
Houston, Texas	77079

(Address of Principal Executive Offices)	(Zip Code)
(281) 921-6400

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The following information is being reported pursuant to Section 5.02(b) of Form 8-K.
On September 1, 2009, Mr. Chad C. Deaton resigned as a Director of CARBO Ceramics Inc. (the “Company”), effective as of such date.
Mr. Deaton serves as the Chairman of the Board, President and Chief Executive Officer of Baker Hughes Incorporated (“Baker Hughes”). On August 31, 2009, Baker Hughes announced the pending acquisition of BJ Services Company, which is one of the Company’s significant customers. Mr. Deaton’s resignation was based on this pending acquisition, and was not due to a disagreement between the Company and Mr. Deaton relating to the Company’s operations, policies or practices.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CARBO CERAMICS INC.
Date: September 8, 2009

By:	/s/ R. Sean Elliott
General Counsel, Chief Compliance Officer
and Corporate Secretary